UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 17, 2007

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

            Maryland              Commission File Number:          95-2635431
            --------                      1-8383                   ----------
(State or other jurisdiction of                                 (I.R.S. Employer
        incorporation)                                           Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On October 17, 2007, the Company issued a press release announcing its earnings results for the third quarter ended September 30, 2007. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.



--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       MISSION WEST PROPERTIES, INC.

Date: October 18, 2007                 By: /s/ Wayne N. Pham
                                          -------------------------------------
                                          Wayne N. Pham
                                          Vice President of Finance and
                                          Controller

Exhibit 99.1


                                                                   PRESS RELEASE

For Immediate News Release
October 17, 2007


     MISSION WEST PROPERTIES ANNOUNCES THIRD QUARTER 2007 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


CUPERTINO, CA - MISSION WEST PROPERTIES, INC. (AMEX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended September 30, 2007 was approximately $61,016,000 or $0.58 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $16,567,000 or $0.16 per diluted common share for the same period in 2006. Net termination fee income relating to lease terminations for the third quarter ended September 30, 2007 accounted for approximately $46,340,000, or $0.44 per diluted common share. On a sequential quarter basis, FFO for the quarter ended June 30, 2007 was approximately $0.15 per diluted common share. For the nine months ended September 30, 2007, FFO increased to $100,875,000 or $0.96 per diluted common share from FFO of $68,047,000 or $0.65 per diluted common share for the same period in 2006. Net termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $51,721,000 or $0.49 per diluted common share and $14,784,000 or $0.14 per diluted common share for the nine months ended September 30, 2007 and 2006, respectively.

Net income per diluted share to common stockholders was $0.60 for the quarter ended September 30, 2007 compared to $0.11 for the quarter ended September 30, 2006, a per share increase of approximately 445.5%. Net termination fee income relating to lease terminations accounted for approximately $0.47 per diluted common share for the three months ended September 30, 2007. For the nine months ended September 30, 2007, net income per diluted share to common stockholders was $0.87, up from $0.49 a year ago, a per share increase of approximately 77.6%. Net termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $0.52 and $0.15 per diluted common share for the nine months ended September 30, 2007 and 2006, respectively.

STATUS OF PENDING MERGER

Three parties are actively evaluating the Company data under non-disclosure agreements and have all the data necessary to make a reasonable decision. The Company hopes to conclude this process by the end of October 2007. If an acceptable offer is not received, the Company will end all active interest in a merger and actively pursue its efforts to expand and grow the Company as it has in the past.

ACQUISITION ACTIVITY

On September 30, 2007, the Company acquired one vacant R&D property consisting of approximately 98,500 rentable square feet located at 5845 Hellyer Avenue in San Jose, California from the Berg Group under the Berg Land Holdings Option Agreement for an acquisition cost of approximately $10.9 million.

DISPOSITION ACTIVITY

During the third quarter of 2007, the Company completed the sale of two R&D properties, which include 45700 Northport Loop, Fremont, California consisting of approximately 47,600 rentable square feet and 1170 Morse Avenue, Sunnyvale, California consisting of approximately 39,200 rentable square feet. Gains of approximately $1.7 million and $4.8 million were realized on the total sale prices of $7.7 million and $8.3 million for 45700 Northport Loop and 1170 Morse Avenue, respectively.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 109 properties totaling approximately 7.9 million rentable square feet, which includes approximately 854,000 rentable square feet (or 16 buildings) that are in the process of being rezoned for residential development. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months      Nine Months       Nine Months
                                                      Ended               Ended             Ended             Ended
                                                  Sept 30, 2007       Sept 30, 2006     Sept 30, 2007     Sept 30, 2006
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $19,000              $22,444           $61,350          $68,281
Above market lease intangible asset amortization          -                 (472)(1)        (4,091)(1)       (1,416)(1)
Tenant reimbursements                                 3,454                3,260             9,908            9,383
Lease termination income                             47,238                    -            57,515           16,068
Other income, including interest                      1,895                1,011             5,909            2,826
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     71,587               26,243           130,591           95,142
                                                 -----------------    ---------------   ---------------   ---------------

EXPENSES:
Operating expenses                                    3,383                2,141             7,160            6,009
Real estate taxes                                     2,846                2,814             8,147            7,549
Interest                                              5,061                5,172            15,175           15,580
Interest (related parties)                              180                  188               546              569
General and administrative                              982                  531             2,369            1,803
Depreciation and amortization of real estate          5,532(2)             5,513(2)         17,084(2)        15,993(2)
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     17,984               16,359            50,481           47,503
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of
   unconsolidated joint venture and minority
   interests                                         53,603                9,884            80,110           47,639
Equity in earnings of unconsolidated joint venture      371                  856             1,058            1,538
Minority interests                                  (43,153)              (8,644)          (64,980)         (39,997)
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                 10,821                2,096            16,188            9,180
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
Gain from disposal of discontinued operations         1,127                    -             1,127                -
(Loss)/income attributable to discontinued operations    (7)                  10                 5              200
                                                 -----------------    ---------------   ---------------   ---------------
   Income from discontinued operations                1,120                   10             1,132              200
                                                 -----------------    ---------------   ---------------   ---------------

Net income to common stockholders                   $11,941               $2,106           $17,320           $9,380
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $48,550               $8,700           $70,469          $41,057
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.55                $0.11             $0.82            $0.49
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.54                $0.11             $0.81            $0.48
                                                 =================    ===============   ===============   ===============
Income per share from discontinued operations:
   Basic                                              $0.06                    -             $0.06            $0.01
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.06                    -             $0.06            $0.01
                                                 =================    ===============   ===============   ===============
Net income per share to common stockholders:
   Basic                                              $0.61                $0.11             $0.88            $0.50
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.60                $0.11             $0.87            $0.49
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)     19,640,087          19,350,672        19,621,144        18,948,214
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)   19,818,806          19,418,884        19,914,374        19,024,662
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             85,015,658          85,233,964        85,030,650        85,609,739
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $61,016              $16,567          $100,875          $68,047
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                 $  0.58              $  0.16          $   0.96          $  0.65
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            19,640,087          19,397,287        19,640,087        19,397,287
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              85,557,935          85,231,199        85,557,935        85,231,199
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                           104,834,464         104,652,848       104,945,024       104,634,401
                                                 =================    ===============   ===============   ===============

                                                   Three Months        Three Months      Nine Months       Nine Months
                                                      Ended               Ended             Ended             Ended
FUNDS FROM OPERATIONS CALCULATION                 Sept 30, 2007       Sept 30, 2006     Sept 30, 2007     Sept 30, 2006
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $11,941              $2,106           $17,320            $9,380
Add:
   Minority interests (4)                            48,420               8,566            70,098            40,676
   Depreciation and amortization of real estate
      from continuing operations                      6,856               5,881            19,168            17,130
   Depreciation and amortization of real estate
      from discontinued operations                      139                 214               250               639
   Depreciation & amortization of real estate
      held in unconsolidated joint venture              189                 238               568               660
Less:
   Gain on sale of real estate                       (6,529)               (438)           (6,529)             (438)
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $61,016             $16,567          $100,875           $68,047
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months       Nine Months      Nine Months
                                                       Ended              Ended              Ended            Ended
PROPERTY AND OTHER DATA:                           Sept 30, 2007      Sept 30, 2006      Sept 30, 2007    Sept 30, 2006
                                                  ---------------    ---------------   ----------------- ---------------
Total properties, end of period                         109                  110              109              110
Total square feet, end of period                  7,861,692            7,936,481        7,861,692        7,936,481
Average monthly rental revenue per square foot (5)    $1.47                $1.55            $1.47            $1.59
Occupancy for leased properties                        62.6%                64.2%           62.6%             64.2%
Straight-line rent                                  ($2,265)             ($  218)         ($3,966)         ($1,048)
Leasing commissions                                  $  746               $  500           $2,647           $  815
Capital expenditures                                 $2,212               $1,186           $4,621           $1,349


BALANCE SHEET                                 September 30, 2007     December 31, 2006
                                              --------------------  --------------------
Assets:
   Land                                            $ 312,152             $ 272,223
   Buildings and improvements                        764,408               756,596
   Real estate related intangible assets               6,422                19,529
                                              --------------------  --------------------
      Total investments in properties              1,082,982             1,048,348
Less accumulated depreciation and amortization      (155,619)             (149,459)
                                              --------------------  --------------------
      Net investments in properties                  927,363               898,889
   Cash and cash equivalents                          37,800                33,785
   Restricted cash                                    65,468                48,245
   Deferred rent receivable                           14,523                18,489
   Investment in unconsolidated joint venture          2,835                 3,468
   Other assets, net                                  25,522                24,611
                                              --------------------  --------------------
      Total assets                                $1,073,511            $1,027,487
                                              ====================  ====================

Liabilities:
   Mortgage notes payable                          $ 340,225             $ 348,101
   Mortgage notes payable - related parties            9,335                 9,654
   Interest payable                                    1,334                 1,375
   Security deposits                                   4,738                 6,977
   Deferred rental income                              4,021                 6,874
   Dividend/distribution payable                      16,832                16,745
   Accounts payable and accrued expenses              22,906                 7,601
                                              --------------------  --------------------
      Total liabilities                              399,391               397,327
                                              --------------------  --------------------

Minority interests                                   534,268               501,282
                                              --------------------  --------------------

Stockholders' equity:
   Common stock, $.001 par value                          20                    19
   Paid-in capital                                   152,619               149,541
   Accumulated deficit                               (12,787)              (20,682)
                                              --------------------  --------------------
      Total stockholders' equity                     139,852               128,878
                                              --------------------  --------------------
      Total liabilities and stockholders' equity  $1,073,511            $1,027,487
                                              ====================  ====================


(1)  Amortization  of  an  above-market   lease  intangible  asset  pursuant  to
     Statement   of   Financial   Accounting   Standard   No.   141,   "Business
     Combinations."

(2) Includes approximately $347 and $425 in amortization expense for the three months ended September 30, 2007 and 2006, respectively, and $1,886 and $1,189 in amortization expense for the nine months ended September 30, 2007 and 2006, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.